UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 18, 2011

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)           Long-Term Incentive Plan

On October 18, 2011, our shareholders approved our Long-Term Incentive Plan.  The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Approval of Long-Term Incentive Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on September 20, 2011.  Such description, which is qualified in its entirety by reference to the Long-Term Incentive Plan at Exhibit 10 to this report, is incorporated by reference in response to this Item 5.02(e).

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)           We held our annual meeting of shareholders on October 18, 2011.  The matters that were voted upon at the meeting, and the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)

1.             Robert J. Doran, Fouad Z. Bashour, Charles J. Hey, Joel C. Longtin, Louis M. Mucci, Michael S. Rawlings, Michael H. Staenberg, and Steven J. Wagenheim were elected directors of the Company for the ensuing year and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Withhold	Broker Non-Votes
Robert J. Doran	4,770,685	95,128	1,494,798
Fouad Z. Bashour	4,759,411	106,402	1,494,798
Charles J. Hey	4,737,368	128,445	1,494,798
Joel C. Longtin	4,770,363	95,450	1,494,798
Louis M. Mucci	4,770,380	95,433	1,494,798
Michael S. Rawlings	4,752,584	113,229	1,494,798
Michael H. Staenberg	4,788,288	77,525	1,494,798
Steven J. Wagenheim	4,745,680	120,133	1,494,798

2.             The proposal to approve the Long-Term Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,719,170	136,026	10,617	1,494,798

3.             The appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent registered public accounting firm for the fiscal year ending December 27, 2011 was ratified.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,275,420	84,681	510	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: October 20, 2011	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10	Granite City Food & Brewery Ltd. Long-Term Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on September 20, 2011 (File No. 000-29643)).